                                                                   EXHIBIT 10.18


                             CONFIDENTIAL TREATMENT



                                               26 Red Lion Square
                                               London
                                               WC1R 4HQ
[LOGO]
                                               Switchboard: 0171-528-2000
CABLE & WIRELESS                               E-Mail:        @cwcom.co.uk
                                               Website: http://www.cwcom.co.uk

                                               Direct Tel: ++ 44 171 528 2112
                                               Direct Fax: ++ 44 171 945 4190


Hermes Europe Railtel (Network) Limited
2 Custom House Plaza
Harbourmaster Place
Dublin 1
Ireland



                                                               29th October 1998

Dear Sir

The purpose of this letter is to confirm your order for ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## STM-1s on the Gemini Submarine Cable System in accordance with the terms and conditions set out herein and in the form of the Indefeasible Right of [ILLEGIBLE] Agreement attached hereto as Appendix A (the "Agreement"). Save for the finalisation of the selling entity to comprise the seller, the Agreement is in a form ready to be signed by the parties. This letter shall be superseded by the completion and execution of the Agreement, which the parties shall execute as soon as is feasible. Pending execution, we and you agree to be bound by the agreement as if Cable & Wireless Communications Services Limited were the selling entity. We shall also invoice you and you agree to pay ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## in full consideration for the first STM-1's purchase price, and following receipt of such sum by us, in consideration of your accepting these terms, we agree to indemnify you against any claim by such entity for that purchase price.

Please acknowledge your acceptance of this interim agreement by signing where indicated below.

Yours faithfully



/s/ [ILLEGIBLE]
----------------------------------------
For Cable & Wireless Communications Services Limited



/s/ [ILLEGIBLE]
----------------------------------------
Agreed on behalf of Hermes Europe Railtel (Network) Limited

                                                                      APPENDIX A

DATED                                                                       1998
--------------------------------------------------------------------------------

(1)  CABLE & WIRELESS COMMUNICATIONS SERVICES LIMITED

(2)  HERMES EUROPE RAILTEL (NETWORK) LIMITED


                   -------------------------------------------

                      INDEFEASIBLE RIGHT OF USE AGREEMENT

                      relating to the Gemini Cable System

                   -------------------------------------------

                                    CONTENTS

PARA. NO.          TITLE
1                  Definitions

2                  Grant and Duration of IRU, Activation of Capacity

3                  Purchase Price

4                  Operation and Maintenance Charges

5                  Conditions of Use and the Provision of Capacity

6                  Operation of Equipment

7                  Intellectual Property

8                  Restoration

9                  Reduction in System Capacity and Increase in
                   Communication Capability

10                 Termination of Agreement

11                 Liabilities

12                 Force Majeure

13                 Nature of Rights and Relationship

14                 Assignment of Rights

15                 Amendments, Waiver and Entire Agreement

16                 Execution of Multiple Copies

17                 Successors

18                 Law and Jurisdiction

19                 Notices

20                 Confidentiality

21                 Taxes and Late Payment Fees

SCHEDULE

1                  The Cable System

2                  Purchase Price, Operation and Maintenance Costs, and
                   Restoration Charges

APPENDIX

1                  Technical Specification

                             CONFIDENTIAL TREATMENT


THIS AGREEMENT is made this          day of            1998

PARTIES:

(1) CABLE & WIRELESS COMMUNICATIONS SERVICES LIMITED (registered number 3288998) whose registered office is at 26 Red Lion Square, London WC1R 4HQ and

(2) HERMES EUROPE RAILTEL (NETWORK) LIMITED whose registered office is 2 Custom House Plaza, Harbourmaster Place, Dublin 1, Ireland ("the Purchaser").

BACKGROUND:

(A) It is acknowledged that Gemini Submarine Cable System Limited, a company (registered number EC22408) incorporated under the laws of Bermuda ("Gemini"), which expression shall include its successors or assigns, is to provide, construct, operate and maintain an integrated submarine and terrestrial optical fibre cable system, (the "Cable System") between the Terminal Points (among several terminal points) as set out in Schedule 1.

(B) Gemini is allocating capacity in the Cable System in whole circuits interconnecting the Terminal Points at the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## level.

(C) C&W (as defined below) has acquired rights with respect to certain capacity in the Cable System and Extension Links until the Retirement Date (as defined below), and C&W is entitled to grant IRUs over such capacity to authorised carriers.

(D) The Purchaser (or an Associated Company of the Purchaser) is or will be the holder of valid Licences (as defined below) granted by the relevant authorities in the United States and the United Kingdom prior to the first activation date.

(E) The Purchaser wishes to acquire from C&W and C&W is willing to grant the Purchaser an IRU over certain of its capacity in the Cable System subject to the following terms and conditions.

NOW IT IS AGREED AS FOLLOWS:

1    DEFINITIONS

1.1 In this Agreement, the following words and phrases shall have the following meanings ascribed to them unless the context otherwise requires:

     "ASSOCIATED COMPANY" means an entity that is, in respect of any one entity, any other entity that controls, is controlled by, or is under common control with that entity, control being defined as direct or indirect ownership of more than 50% in value of the outstanding voting stock, or other form of interest in the capital of, or of a partnership or other interest in, an entity;

     "CAPACITY" means the capacity in the Cable System and Extension Links to be acquired by the Purchaser as detailed in Schedule 1;

     "C&W" means Cable & Wireless Communications Services Limited or one of its Associated Companies holding the licence to provide international telecommunications services;

     "COMMENCEMENT DATE" means the date defined as such in Schedule 1 for each element of the Capacity;

     "EXTENSION LINKS" mean the extension links specified in Section 2 of
     Schedule 1;

     "LICENCES" mean those consents, licenses, permits and other approvals referred to in Clause 5.1(d);

     "OPERATION AND MAINTENANCE CHARGES" OR "O&M Charges" mean the charges in relation to the operation and maintenance of the Cable System and the Extension Links to be paid by the Purchaser as set out in Schedule 2;

     "OUT-OF-SYSTEM RESTORATION" means the provision of restoration on a cable other than the Cable System as set forth in Clause 8;

     "PURCHASER PARTY" means (i) the Purchaser, (ii) any permitted assignee of the Purchaser using Capacity, or (iii) any customer of the Purchaser or of any such permitted assignee using Capacity;

     "RETIREMENT DATE" means the date the Cable System is retired with respect to the Capacity;

     "STM-1" means a 155.220 Mbit/sec bi-directional digital line section passing between two system interface points, (i.e., the Terminal Points set out in Schedule 1), together with the interconnection interfaces pertaining thereto (this supports end to end transport of a VC4), in accordance with ITU-TS recommendations.

1.2 The index and headings are included for convenience only and shall not affect the interpretation or construction of this Agreement.

1.3  In this Agreement, unless the context requires otherwise, any reference to:

     (a) a "party" or "the parties" is to a party or the parties (as the case may be) to this Agreement;

     (b) a Recital, Clause or Schedule is to a recital of, clause of or a schedule to this Agreement (as the case may be);

     (c) "this Agreement" includes the Schedules, which form part of this Agreement for all purposes.

2    GRANT AND DURATION OF IRU, ACTIVATION OF CAPACITY

2.1 C&W hereby grants to the Purchaser an IRU (indefeasible right of use) in the Capacity over the length of the Cable System between the Terminal Points with effect from the Commencement Date and continuing until the Retirement Date, unless this Agreement is terminated earlier in accordance with the provisions of Clause 10 hereof, whereupon such IRU shall terminate automatically.

     C&W will request Gemini to activate the Capacity within approximately thirty (30) days after C&W receiving a written activation request from the Purchaser. C&W warrants that the Capacity in the Cable System will be provided and maintained in accordance with the C&MA and the Capacity in the Extension Link will be provided and maintained in accordance with ITU-T G.826.

     This Agreement and the grant of the IRU in the Capacity herein does not include any provision of or connection to any equipment or facilities that may be required for signal conversion. In the event that C&W and the Purchaser enter into a separate agreement for the provision of all or a portion of such

                              CONFIDENTIAL TREATMENT

     equipment and/or facilities, only the terms of that separate agreement shall govern the relevant equipment and/or facilities, and nothing therein or with respect thereto shall affect this Agreement.

2.2 C&W hereby grants to the Purchaser capacity in the Extension Links detailed in Schedule 1 from the date of activation until the Retirement Date. C&W shall endeavour to activate the capacity by the dates proposed as set out in Schedule 1, but the parties recognise that these dates are estimates only. In the case of the first Extension Link, the agreed delivery date is 6th November 1998. If C&W fails to meet an agreed delivery date, the Purchaser will be entitled to the service provision guarantees set out in the service level agreement. The Purchaser has the option within six months of the date of activation of the first STM-1 of Capacity to increase the capacity of the Extension Links to create an ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## ring at a cost of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## million and an O&M Charge of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## per annum.

2.3 C&W shall notify the Purchaser promptly of the date on which its Capacity is activated.

2.4 The technical specification prepared by the Purchaser and forming Appendix 1 to this Agreement outlines the proposed service parameters. C&W shall use all reasonable endeavours to meet this technical specification when agreed in writing by the parties but neither Gemini nor C&W warrants that the Cable System shall comply with this technical specification. Both parties will use reasonable efforts and apply appropriate human resources to agree the further detail in the technical specification within 28 days of the date of this Agreement.

2.5 The Purchaser is entitled to instigate dual node access as defined in the technical specification at the US Terminal Points by prior notice in writing to C&W. The Purchaser is responsible for any interconnect and extension link charges that may be incurred at the US end. Subject to board approval, C&W intends to provide dual node access to the Purchaser in the UK by using its exchange at Thameside, at no additional cost to the Purchaser so long as ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

3    PURCHASE PRICE

     The Purchaser will pay to C&W the Purchase Price set out in Schedule 2 for each STM-1 of Capacity in accordance with Schedule 2.

4    OPERATION AND MAINTENANCE CHARGES

     The Purchaser shall pay to C&W the O&M Charges set forth in Schedule 2 within thirty (30) days of the receipt of the relevant invoices.

5    CONDITIONS OF USE AND THE PROVISION OF CAPACITY

5.1  The Purchaser represents to and covenants with C&W as follows:

     (a) The Purchaser is an entity, duly organised and validly existing under the laws of its state or jurisdiction of organisation, is qualified to do business in all jurisdictions (domestic and foreign) in which such qualification is required by applicable law, and has the requisite authority to execute this Agreement and to perform its obligations hereunder;

     (b) This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms;

     (c) There are no pending, or, to the Purchaser's knowledge, threatened claims, actions, suits, audits, investigations or proceedings by or against the Purchaser which could have a material adverse effect on the Purchaser's ability to perform its obligations under this Agreement;

     (d) The Purchaser shall use all reasonable endeavours to obtain and maintain in good standing, all necessary consents, licenses, permits and other approvals, both governmental and private, as may be necessary to permit the Purchaser to perform its obligations under this Agreement and to acquire and use the Capacity;

     (e) The Purchaser shall perform its obligations under this Agreement and use the Capacity in a manner consistent with applicable law, and shall not use, or knowingly permit the Capacity to be used, for any illegal purpose or in any other unlawful manner;

     (f) The Purchaser shall not create or permit to exist, any liens, encumbrances or charges to be placed upon the Capacity or the Purchaser's rights under this Agreement;

     (g) The Purchaser shall use the Capacity and cause each other Purchaser Party using the Capacity to use such Capacity in such a manner so as not to cause any interruption of, or interference to the Cable System or the use of any other capacity on the Cable System.

5.2  C&W represents to and covenants with the "Purchaser" as follows:

     (a) C&W is an entity, duly organised and validly existing under the laws of its state or jurisdiction of organisation, is qualified to do business in all jurisdictions (domestic and foreign) in which such qualification is required by applicable law, and has the requisite rights and authority to execute this Agreement and to grant the rights and perform its obligations hereunder;

     (b) This Agreement constitutes a valid and binding obligation of C&W, enforceable against C&W in accordance with its terms;

     (c) There are no pending, or, to C&W's knowledge, threatened claims, actions, suits, audits, investigations or proceedings by or against C&W which could have a material adverse effect on C&W's ability to perform its obligations under this Agreement;

C&W confirms that:-

5.2 (d) Gemini is contractually obliged to use commercially reasonable efforts to maintain in good standing, all necessary consents, approvals, licences and permits, both governmental and private, as may be necessary for the placement of the Cable System on the seabed, its landing and placement on the shore, the crossing of existing pipelines and cable, and the installation of ducts and manholes;

C&W covenants with the Purchaser that:-

5.2 (e) it shall pay charges due from it relating to the Capacity and comply with other obligations placed upon it in relation to the Capacity and, where required to ensure the Purchaser's quiet use and enjoyment of the Capacity, shall take whatever steps are reasonable to enforce obligations against the supplier of the Capacity;

5.2(f) C&W is not aware of any breaches of or departures from the C&MA by Gemini, or any plans to make departures therefrom, that would materially adversely affect the grant or use of the Capacity by the Purchaser.

5.3 C&W's performance of this Agreement is contingent upon the provision and continuing operation of the Cable System

5.4 The Capacity shall be made available to C&W, at such times as may be required by Gemini and at such other times as are agreeable to both C&W and the Purchaser, or to any duly authorised agent of C&W to make such tests and adjustments as may be necessary for the maintenance of such Capacity. C&W shall give the Purchaser as much notice as is reasonably practicable of the proposed tests and adjustments (not less than 4 working days' notice where reasonably practicable) and shall procure that they are performed at such times and in such manner as shall minimise any interruption in or interference with the Capacity.

6    OPERATION OF EQUIPMENT

6.1 The use and operation by the Purchaser or any other Purchaser Party of the Capacity and any equipment associated with it shall be such as not to (i) interrupt, interfere with or impair service over any of the facilities comprising the Cable System or any other rights of use with respect to any other capacity on the Cable System, (ii) impair privacy of any communications over such facilities, (iii) cause damage to plant, (iv) be hazardous to any person, or (v) prevent the use of similar or other equipment by the other users of the Cable System. The Purchaser shall hold harmless C&W and bear the cost of any additional protective apparatus reasonably required to be installed because of the use and/or operation of such Capacity and/or equipment by any Purchaser Party, and the cost of any damages relating thereto. C&W has and will procure a similar obligation to that contained in this Clause 6.1 from other C&W customers for IRUs on the Cable System.

6.2 C&W consents to the Purchaser using Alcatel 1664 SM equipment and any equipment which confirms to the G703 or G709/8/9 standards to interface with the Cable System. For any other equipment, the Purchaser shall obtain the prior written consent of C&W before installing or using or permitting any other Purchaser Party to install or use that equipment to interface with the Cable System. C&W shall notify the Purchaser if, in C&W's reasonable judgement, the Purchaser's use of the Cable System is damaging or disrupting the Cable System and require the Purchaser to immediately rectify the situation. If the Purchaser does not immediately rectify the situation, C&W reserves the right to suspend the use of the Capacity.
     C&W shall allow the Purchaser to reconnect the Capacity as soon as the Purchaser has established to C&W's reasonable satisfaction that the cause or potential cause of the damage or disruption has been rectified and the risk removed.

7    INTELLECTUAL PROPERTY

     No licence under patent or any other intellectual property right whatsoever shall be granted by C&W to the Purchaser or other Purchaser Party pursuant to this Agreement including without limit in connection with any Purchaser Party's use of the Cable System.

8    RESTORATION

     In the event of failure of one of the two transmission paths within the Cable System, restoration of the Capacity will be provided initially using Out-of-System Restoration until redundancy is provided in-system by use of all or portion(s) of the other transmission path within the Cable System automatically (less than 50 millisecs) at no charge to the Purchaser.

9    REDUCTION IN SYSTEM CAPACITY AND INCREASE IN COMMUNICATION CAPABILITY

9.1 If the capacity of the Cable System is reduced as a result of physical deterioration or for other reasons in connection with the operation of the Cable System during the term of this Agreement and the capacity allocated to C&W is reduced as a result thereof, then (i) upon notice to the Purchaser, the Capacity shall also be reduced, with such reduction being in the same proportion as the capacity of the Cable System is reduced in so far as this is feasible as determined by C&W, and (ii) if the costs to C&W with respect to the O&M Charges are reduced as a result thereof, the O&M Charges shall be equitably reduced.

9.2 Subject to Clause 6, the Purchaser shall at its own expense have the right to increase the communication capability of the Capacity by the use of equipment which will increase the amount, or make more efficient use, of the Capacity, or both, or by other means as it may from time to time determine.

10   TERMINATION OF AGREEMENT

10.1 This Agreement shall terminate forthwith on the Retirement Date (including circumstances in which Gemini decides to retire the Cable System from service in accordance with appropriate national and international regulations in accordance therewith) unless earlier terminated in accordance with Clause 10.2 or 10.3 below.

10.2 This Agreement may be terminated by C&W if the Purchaser fails to make payment when due or is in breach of any other material provision of this Agreement, which, if remediable, has not been remedied within thirty (30) days of notice thereof being given to the Purchaser. In this event, C&W shall (i) be entitled to reclaim the Capacity, (ii) be relieved of any liability arising to any Purchaser Party out of such termination and reclamation, and (iii) be entitled to pursue any and all rights and legal and equitable remedies (including its rights and remedies to enforce the Purchaser's obligations under this Agreement).

10.3 This Agreement shall terminate forthwith in the event of any action by the FCC or other applicable regulatory or governmental authority directing either party to terminate this Agreement or declaring that this Agreement is in any way inconsistent with FCC rules or other applicable laws, rules and regulations.

     In the event of such termination, all sums due and payable hereunder shall immediately accrue and become due and payable and the Capacity shall be immediately reclaimed by C&W without it being liable to the Purchaser or any other Purchaser Party as a result thereof. The Purchaser shall have no further liability to C&W in these circumstances.

10.4 This Agreement may be terminated by the Purchaser if C&W is in breach of any material provision of this Agreement, which, if remediable, has not been remedied within thirty (30) days of notice thereof be given to C&W.

10.5 The Purchaser may give C&W notice to terminate this Agreement (and, where it has made a pre-payment of the Purchase Price, shall be entitled to immediate repayment of that pre-payment) in the event that C&W has not activated the first STM-1 of Capacity by 31st March 1999. Any such notice shall be given within 10 days thereafter.

10.6 In the event that an STM-1 of Capacity (other than the first STM-1) is not activated within 60 days of the end of the month in which it is due to be activated and the Purchaser has given C&W sufficient notice to activate that Capacity when due, then the Purchaser shall have the right to cancel that STM-1 on giving C&W notice to that effect.

11   LIABILITIES

11.1 Except as expressly set forth in this Agreement, neither C&W nor any company granting it capacity in the Cable System shall be liable to the Purchaser or other Purchaser Party or any person or entity claiming through or under any Purchaser Party, directly or indirectly, for any loss or damage (whether direct, indirect, general, special or consequential) sustained for any cause or reason whatsoever relating to or arising out of the construction, operation, repair, maintenance or decommissioning of the Cable System, or any facilities associated with the Cable System, including, but not limited to, any damage sustained by reason of any delay in, commencing or failure to commence operation of, or any failure in or breakdown of the Cable System, or any facilities associated with the Cable System, or for any interruption, and however long it shall last. In no event shall C&W or any company granting it capacity in the Cable System be liable to the Purchaser or any other Purchaser Party, or any person or entity claiming through or under them,

     (i) for any loss of business, anticipated savings or profits, or any loss of value of equipment, including software, or

     (ii) any indirect, incidental, special or consequential loss or damage, however arising.

11.2 The Purchaser shall indemnify, hold harmless and defend C&W and its directors, employees, representatives and agents from and against all claims, demands, actions, suits, proceedings, writs, judgements, orders and decrees brought, made or rendered against them or any of them and all damages, losses and expenses suffered or incurred by them or any of them howsoever arising out of or related to any Purchaser Party's use of the Capacity or any equipment used in connection therewith, or ownership of the IRU interest in the Capacity, except where such claim arises directly as a result of the negligence or wilful misconduct of C&W.

12   FORCE MAJEURE

     Neither party shall be liable for the failure to perform any obligation hereunder, or any loss or damage which may be suffered by the other party, due to any cause beyond the first party's reasonable control, including without limitation, any acts of God, inclement weather, failure or shortage or power supplies, unavailability of materials, flood, drought, lightning fire, strike, lockout, trade dispute or labour disturbance, the act or omission of government, other telecommunications operators, administrations or other competent authority, military operations, riot, or difficulty, or delay or failure in manufacture, production or supply by third parties.

13   NATURE OF RIGHTS AND RELATIONSHIP

13.1 All rights granted hereby and obligations entered into hereunder are purely contractual. Other than the IRU interests in the Capacity as set out in this Agreement, nothing herein contained shall have effect to grant any ownership, proprietary or possessory rights in any of the subject-matter hereof to the Purchaser or any other Purchaser Party.

13.2 The relationship between C&W and the Purchaser shall not be that of partners and nothing contained herein shall be deemed to constitute a partnership between them.

14   ASSIGNMENT OF RIGHTS

14.1 Neither party shall be entitled to assign, transfer, or otherwise dispose of any of its rights or obligations hereunder to any third party without the consent of the other party, such consent not to be unreasonably withheld except either party shall be entitled to assign transfer or otherwise dispose of all of its rights and obligations hereunder to an Associated Company on giving prior notice to the other party.

14.2 The Purchaser may resell all or parts of its Capacity provided that the buyer is contractually bound to comply with similar obligation in relation to use of the capacity as set out in this Agreement.

15   AMENDMENTS, WAIVER AND ENTIRE AGREEMENT

15.1 This Agreement may only be amended with written consent(s) signed by duly authorised signatories of both parties.

15.2 No failure or delay, by either party to exercise any of its rights hereunder shall constitute a waiver of all or part of same, unless and to the extent that such party gives written confirmation that it expressly waives its rights. No waiver of rights in respect of any act or default shall affect any other rights, or any future rights in respect of a similar or other act or default.

15.3 This Agreement represents the entire agreement and understanding between the parties in respect of the grant of the IRU by C&W to the Purchaser and supersedes any previous agreement between the parties in relation to that subject matter and each party confirms that it has not entered into this Agreement in reliance upon any representation or promise other than those expressly set out herein.

16   EXECUTION OF MULTIPLE COPIES

     This Agreement may be executed by duly authorised signatories on behalf of both parties in two (2) counterparts and in such event each such counterpart when so executed and delivered shall be an original, and such counterparts shall together (as well as separately) constitute one and the same instrument.

17   SUCCESSORS

     This Agreement shall be binding on the parties, their lawful successors and their permitted assigns.

18   LAW AND JURISDICTION

     This Agreement shall be construed in accordance with English law and the Parties irrevocably submit to the exclusive jurisdiction of the English courts.

19   NOTICES

19.1 All notices to be given hereunder shall, if given to:

     C&W, be sent or transmitted to:

     Cable & Wireless Communications
     26 Red Lion Square
     London WC1R 4HQ

     Facsimile No: +44 71 528 2073
     For the attention of: Managing Director, International & Partner Services

     Copies to: Company Secretary

     The Purchaser, be sent or transmitted to the address detailed in Schedule
     1.

     Or shall be sent or transmitted to such other addresses as may be notified in writing by either party to the other from time to time in accordance with the provisions of this Clause.

19.2 Any notice given pursuant to this Agreement shall be in writing signed by (or by some person duly authorised by) the person giving it and may be served by leaving it or sending it by facsimile, by hand delivery or prepaid recorded delivery to the address of the relevant party set out in Clause 19.1 (or as otherwise notified from time to time hereunder). Any notice so served by facsimile or post shall be deemed to have been received:

     (a) in the case of facsimile, twelve hours after time of receipt of the appropriate electronic confirmation:

     (b) in the case of recorded delivery the time of delivery recorded by the postal service;

     (c)  in the case of by hand delivery, the actual time of delivery.

20.  CONFIDENTIALITY

     The terms and provisions of this Agreement including details of the charges shall not be disclosed by either party to another person or entity without the other party's prior written consent in each instance except that either party may disclose this information to professional advisers and other Associated Companies which have a need to know this information.

     C&W may disclose to Gemini and any C&W affiliate with a need to know the name, address, telephone number, facsimile number and e-mail address of the Purchaser and the IRU interest in the Capacity granted herein for the purpose of administering the Cable System.

21.  TAXES AND LATE PAYMENT FEES.

     The Purchase Price, O&M Charges, Restoration Charges and other amounts due hereunder do not include any applicable sales taxes which the Purchaser shall pay upon receipt of an itemised invoice therefor.

     If the Purchaser fails to pay an invoice when due, then C&W may, in addition to any other remedy available, assess a late payment fee. The late payment fee shall be interest accruing daily on the unpaid invoice from the due date at four per cent per annum above the rate for US dollar LIBOR (London Interbank Offered Rate) for one month as quoted in the Wall Street Journal on the first business day after payment is due until such payment is received by C&W, and such amount of accrued interest will be included in a subsequent invoice to the Purchaser.

EXECUTION

The parties have shown their acceptance of the terms of this Agreement by executing it at the end of the Schedules.

                                   SCHEDULE 1

1.   THE CABLE SYSTEM


Anticipated Retirement Date         February 2023 This date is based on the
                                    statement from Gemini that it intends to operate and maintain the Cable System for 25 years from the date that the first transmission path was activated, unless it is extended or reduced for particular reasons.

Terminal Points

US End                                           Cable System ADM at:

                                                 c/o Worldcom Inc

                                                 12th floor

                                                 76/9th Avenue

                                                 New York

                                                 NY 10011



                                                 c/o Worldcom Inc

                                                 4th floor

                                                 60 Hudson Street

                                                 New York

                                                 NY 10013

                                                 (C&W will have their own
                                                 terminal point at 60 Hudson
                                                 Street on activation of the
                                                 northern transmission path of
                                                 the Cable System)


UK End

                                                 Cable System ADM

                                                 c/o Cable & Wireless
                                                 Communications

                                                 Waterside House

                                                 Waterside Park

                                                 Longshot Lane

                                                 Bracknell

                                                 Berkshire RG12 1XL

The Purchaser may access their Capacity at any of the Terminal Points, however at the Terminal Points in the United States, there are additional interconnection charges.

                            "CONFIDENTIAL TREATMENT"


Notices to Purchaser (per Clause 19.1)           Hermes Europe Railtel (Network)
                                                 Limited

                                                 2 Custom House Plaza

                                                 Harbourmaster Place

                                                 Dublin 1

                                                 Ireland

                                                 For the attention of the
                                                 Managing Director



                                                 With a copy to

                                                 Hermes Europe Railtel

                                                 Terhulpsesteenweg 6A

                                                 1560 Hoeilaart

Capacity (between Terminal Points)               Belgium

       Quantity of STM-1s                 Proposed date for activation

##MATERIAL OMITTED AND SEPARATELY FILED  ##MATERIAL OMITTED AND SEPARATELY FILED
UNDER A REQUEST FOR CONFIDENTIAL         UNDER A REQUEST FOR CONFIDENTIAL
TREATMENT##                              TREATMENT##

The Commencement Date for each STM-1 shall be the date of activation of the STM-1 except that if the Purchaser fails to give C&W prior notice sufficient to allow activation by the end of the month stated above, the Commencement Date shall be deemed to be the last day of the relevant month (giving C&W the right to invoice for this Capacity). As a holder of capacity of a whole STM-1 or greater, the Purchaser will be entitled to nominate one representative to participate in the Gemini Users Consultative Committee.

Notes

*The Purchaser gave a written activation request for the first STM-1 to C&W on 4th September 1998. The first activation is dependent on Gemini making capacity available on the northern transmission path of the Cable System.

For operational matters, the Purchaser shall contact the Gemini Network Control Center.

                             CONFIDENTIAL TREATMENT


2.                              EXTENSION LINKS

C&W shall provide the following Extension Links:-

Quantity              Link                     Proposed date for activation

##MATERIAL OMITTED    Bracknell - Telehouse    ##MATERIAL OMITTED AND SEPARATELY
AND SEPARATELY FILED                           FILED UNDER A REQUEST FOR
UNDER A REQUEST FOR                            CONFIDENTIAL TREATMENT##
CONFIDENTIAL
TREATMENT##           Bracknell - City Forum   ##MATERIAL OMITTED AND SEPARATELY
                                               FILED UNDER A REQUEST FOR
                                               CONFIDENTIAL TREATMENT##

*This only applies to the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## STM-1. (See Clause 2.2 in relation to the first STM-1).

Notes:-

1. The Purchaser may cancel the Extension Links on giving C&W at least 30 days' notice in writing. Where the Purchaser cancels all ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## STM-1s there shall be no cancellation charge. Any O&M Charges paid in advance for the period after the date of cancellation shall be credited by C&W to the Purchaser.

2. If the Purchaser uses a third party to provide its extension link, C&W shall charge the Purchaser for interconnection charges per node.

3. The proposed date for activation of the link to City Forum is dependent on the Purchaser providing C&W with access to City Forum.

4. The links shall be protected, subject to the Purchaser providing a second access route for C&W at City Forum.

Addresses for the terminal points for the Extension Links:

Bracknell:-   Waterside House

              Waterside Park

              Longshot Lane

              Bracknell

              Berkshire RG12 1XL

Telehouse:-   Floor 3

              Coriander Avenue

              London E14 2AA

City Forum:-  Unit 2

              250 City Road

              London EC1V 2PU

                             CONFIDENTIAL TREATMENT

                                   SCHEDULE 2

               PURCHASE PRICE, O&M CHARGES, RESTORATION CHARGES,
                      AND INTERIM RESTORATION ARRANGEMENT

PURCHASE PRICE:

The Purchase Price per STM-1 for the capacity is ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

The Purchase Price for each STM-1 is due on the Commencement Date.

Where the activation date requested is after 31st March 1999, payment will be made by the Purchaser on or before 31st March 1, 1999 of the following:-

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

ANNUAL O&M CHARGES

The O&M Charge payable by the Purchaser shall be an annual charge, being in any calendar year, the lesser of:-

(i) The total operational and maintenance costs in the Cable System as determined in accordance with the C&MA pro-rated by the proportion that the Purchasers' Capacity represents of the total activated capacity in the Cable System in the relevant year together with a 10% administrative charge; and

(ii) ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## per STM-1 increased by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## each calendar year commencing on 1st January, 1999.

In the first year, the annual O&M Charge as calculated in (i) above shall be calculated on the basis of the period from the activation date to the end of that calendar year.

An estimate of the O&M Charge shall be payable in advance following receipt of invoice on or about 1st January of each year except that the first payment shall be due on the activation of the Capacity for the remainder of that calendar year.

In the event that Gemini reduces the maximum operation and maintenance charge payable by C&W, then C&W agrees to make a proportionate reduction in the figure stated in (ii) above.

In addition, there is an annual O&M Charge of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for all the Extension Links.

SIGNED by
[               ]

                                                     ---------------------------
                                                                     (Signature)

duly authorised signatory,
for and on behalf of
CABLE & WIRELESS
COMMUNICATIONS SERVICES
LIMITED


SIGNED by


                                                     ---------------------------
                                                                     (Signature)

duly authorised signatory,
for and on behalf of
HERMES EUROPE RAILTEL (NETWORK)
LIMITED

                       INDEFEASIBLE RIGHT OF USE AGREEMENT

                                   APPENDIX 1
                             TECHNICAL SPECIFICATION

SECTION INDEX
1    DEFINITIONS

2A   SERVICE DEFINITION                      - Gemini Network Capacity
2B   SERVICE DEFINITION                      - UK Local Network Capacity

3A   IMPLEMENTATION                          - Gemini Network Capacity
3B   IMPLEMENTATION                          - UK Local Network Capacity

4A   SERVICE LEVEL AGREEMENT                 - Gemini Network Capacity
4B   SERVICE LEVEL AGREEMENT                 - UK Local Network Capacity

5A   ACCEPTANCE PROCEDURES                   - Gemini Network Capacity
5B   ACCEPTANCE PROCEDURES                   - UK Local Network Capacity

6A   OPERATIONS AND MAINTENANCE              - Gemini Network Capacity
6B   OPERATIONS AND MAINTENANCE              - UK Local Network Capacity

                                   SECTION 1

                                  DEFINITIONS

--------------------------------------------------------------------------------
APS                                       Automatic Protection Switching
--------------------------------------------------------------------------------
DDF                                       Digital Distribution Frame
--------------------------------------------------------------------------------
Drop and Continue                         SDH interconnection method as
                                          described in recommendation G842
                                          ITU-T (04/97), 3.1
--------------------------------------------------------------------------------
Dual Node Interconnection                 SDH interconnection method as
                                          described in recommendation G842
                                          ITU-T (04/97), 3.3
--------------------------------------------------------------------------------
Gemini Network Capacity                   Means the Capacity connecting USA
                                          1 & USA 2 to UK 1 and UK 2
--------------------------------------------------------------------------------
Network Demarcation Point (NDP) -         Means the point or points where the
                                          Purchaser connects into the Network
                                          Capacity
--------------------------------------------------------------------------------
SSMB                                      Synchronisation Status Message Bit
                                          (ITU-T G.704, 2.3.4 Table 5C refers)
--------------------------------------------------------------------------------
Termination Node                          SDH interconnection method as
                                          described in recommendation G842
                                          ITU-T (04/97), 3.15
--------------------------------------------------------------------------------
UK Local Network Capacity                 Means the Capacity connecting UK1
                                          with the Purchasers 'Telehouse'
                                          location and UK 1 with the
                                          Purchasers 'Colt' Location.
--------------------------------------------------------------------------------
TBA                                       To Be Advised
--------------------------------------------------------------------------------

                                   SECTION 2A

                               SERVICE DEFINITION

                            GEMINI NETWORK CAPACITY

1    INTRODUCTION

This Section defines the Gemini Network Capacity being provided by C&W to the Purchaser.

1.1 Both single & dual node interconnection are described in this section, noting that provision of dual node interconnection is subject to clause 2.5 of the main agreement.

1.2 Electrical interfaces will be provided with the first STM-1 as described in this section. Optical Interfaces are described in this section and may be selected by the purchaser for subsequent STM-1's if available from C&W at time of activation for no extra cost.

2    SCOPE

2.1 The Gemini Network Capacity includes all the fibre, hardware, software provided to support STM-1 level connections between, initially a single NDP in New York (USA 1) and a single NDP in the UK (UK 1) and ultimately dual NDP's in New York and dual NDP's in the UK.

2.2 The provision of second NDP's in New York and the UK is subject to the approval of the C&W board. A decision on this issue is expected by early October 1998.

2.3 Reference should also be made to Section 2B - SERVICE DEFINITION - UK Local Network Capacity, which describes the UK Local Network Capacity, which will be interconnected to the Gemini Network Capacity to form the London - New York Network Capacity.

3 NETWORK DEMARCATION POINT (NDP) LOCATIONS

The NDP's for the Gemini Network Capacity are, subject to Clause 2.2, located as follows:-

USA 1

--------------------------------------------------------------------------------
Name                                    C&W - USA
--------------------------------------------------------------------------------
Street                                  60 Hudson Street
--------------------------------------------------------------------------------
ZIP                                     NY 10013
--------------------------------------------------------------------------------
City                                    New York City
--------------------------------------------------------------------------------
County                                  New York
--------------------------------------------------------------------------------
Room                                    TBA
--------------------------------------------------------------------------------
Floor                                   16th Floor
--------------------------------------------------------------------------------
Suite
--------------------------------------------------------------------------------
Rack
--------------------------------------------------------------------------------
DDF Position
--------------------------------------------------------------------------------

NOTE FOR INFORMATION ONLY: The Worldcomm Gemini Cable System ADM will be located in a facility on the 4th floor of 60 Hudson Street & the C&W Gemini Cable System ADM will be located on the 16th floor as described above

USA  2

--------------------------------------------------------------------------------
Name                                    C&W - USA
--------------------------------------------------------------------------------
Street                                  76/9th Avenue
--------------------------------------------------------------------------------
ZIP                                     NY 10011
--------------------------------------------------------------------------------
City                                    New York City
--------------------------------------------------------------------------------
County                                  New York
--------------------------------------------------------------------------------
Room                                    TBA
--------------------------------------------------------------------------------
Floor                                   12
--------------------------------------------------------------------------------
Suite
--------------------------------------------------------------------------------
Rack
--------------------------------------------------------------------------------
DDF Position
--------------------------------------------------------------------------------

NOTE FOR INFORMATION ONLY: This location is more generally known as 111 Street and 8 Avenue. The Gemini Cable System ADM will be located on the 12th floor of this building.

UK 1

--------------------------------------------------------------------------------
Name                                    C&W - UK
--------------------------------------------------------------------------------
Street                                  Waterside Park, Longshot Lane
--------------------------------------------------------------------------------
ZIP                                     RG12 1XL
--------------------------------------------------------------------------------
City                                    Bracknell
--------------------------------------------------------------------------------
County                                  Berkshire
--------------------------------------------------------------------------------
Room                                    Comms
--------------------------------------------------------------------------------
Floor                                   Ground
--------------------------------------------------------------------------------
Suite
--------------------------------------------------------------------------------
Rack
--------------------------------------------------------------------------------
DDF Position
--------------------------------------------------------------------------------

UK 2

--------------------------------------------------------------------------------
Name                                    C&W - UK
--------------------------------------------------------------------------------
Street                                  100 Prestons Road
--------------------------------------------------------------------------------
ZIP                                     E14 9QL
--------------------------------------------------------------------------------
City                                    Thamesside
--------------------------------------------------------------------------------
County                                  London
--------------------------------------------------------------------------------
Room                                    Comms
--------------------------------------------------------------------------------
Floor                                   Ground
--------------------------------------------------------------------------------
Suite
--------------------------------------------------------------------------------
Rack
--------------------------------------------------------------------------------
DDF Position
--------------------------------------------------------------------------------

NOTE, ACCESS TO THIS NODE IS CONDITIONED BY CLAUSE 2.5 OF THE MAIN AGREEMENT

4    GEMINI DESCRIPTION

A technical description of the Gemini Network Capacity is given in Annex 1 to this Section. A network schematic drawing of the Gemini Network Capacity is given Annex 2 to this Section.

5    INTERFACE DEFINITIONS

5.1  PHYSICAL CONNECTIONS

The NDP for the Gemini Network Capacity, will be the designated DDF at the locations identified in Clause 3.

5.2 INTERFACE SPECIFICATIONS

Electrical STM-1 interfaces only will be available at the NDP, DDF.

ELECTRICAL TRIBUTARY INTERFACE SPECIFICATION

The STM-1 electrical interface shall be compliant with ITU-T G 703 and G.825.

5.3  STM-1 FRAME STRUCTURE

The STM-1 frame structure shall be compliant with ITU-T G.707, 708, 709.

6    PROTECTION

6.1  PROTECTION SCHEME

The protection scheme shall be SNC-P.

SWITCHING TIME

The switch time shall be compliant with G.783 (within 50 msec.)

6.2  SINGLE NODE ACCESS - INTRA-NODE INTERCONNECTION PROTECTION

The protection on the intra-node connection will be as follows:

6.2.1 OPTICAL INTERFACES

The linear multiplex section between STM-1 tributaries shall be protected with a 1+1 single ended APS.

6.2.2 ELECTRICAL INTERFACES

The linear multiplex section between STM-1 tributaries shall be protected with a 1+1 single ended APS.

6.2.3 SWITCHING TIME

The switch time shall be compliant with G.783 (within 50 msec.)

6.3   DUAL NODE ACCESS - INTRA-NODE INTERCONNECTION PROTECTION

The protection on the intra-node connection will include Ring Interconnection and Tributary Interconnection will be as follows:

6.3.1 RING INTERCONNECTION

The ring interconnection between the Gemini Network Capacity and the Purchasers UK Local Network Capacity shall be based on Dual Node Interconnection by Drop and Continue (ITU-T G.842).

6.3.2 TRIBUTARY PROTECTION

The STM-1 electrical tributaries shall be protected N:1 in the case of no interconnection protection.

6.3.3 SWITCHING TIME

The switching time shall be within 100 msec.

7     SYNCHRONISATION DISTRIBUTION

The synchronization of the signal at the STM-1 interface at Gemini Network Capacity side of the interface shall be G.811 traceable.

The SSMB output is desirable but not mandatory.

                                                                      SECTION 2A
                                                                         ANNEX 1

GEMINI NETWORK CAPACITY - TECHNICAL DESCRIPTION

1    INTRODUCTION

The Gemini submarine cable system comprising 3 interconnected SDH rings interconnected using WDM with no single point of electrical or physical failure to provide a highly resilient telecommunications service between New York and London Gemini is owned within a 50/50 joint venture between WorldCom Inc. and Cable & Wireless plc and is being constructed during 1997/98 with a 25 year design life.

Gemini's standards are designed to exceed the basic ITU SDH and WDM standards.

2    INSTALLATION

The ring system of 30 Gbs is being constructed in a number of phases. The first leg of the circuit, operating at 5 GBit/s, was completed in January, and connected Porthcurno landing station in Land' End UK with Manasquan landing station in New Jersey USA. From here, bandwidth is connected to two nodes in and around London, namely Bracknell and Aylesbury Street. In New York the two nodes are at 60 Hudson Street and 111/8th. C&W is currently only be able to provide direct access to the Gemini system, in the UK, from the Bracknell node.

Phase 2

Planned for completion by the end of October 1998 will see the ring gain full resilience when the "northern leg" of the system is completed. This will see the second submarine 30 GBit link completing the loop, with connections between the Oxwich Bay landing station in Wales. UK and the Charlestown landing station in Rhode Island USA. As with phase 1, links will be established between the two existing nodes. C&W will only be able to provide HER with access in the UK from the Bracknell node during this phase

Phase 3

Upgrades the ring to 20 GBit/s and introduces C&W USA accesses at 60 Hudson. It will be available from October 98.

Phase 4

Which is currently under review inside C&W and is targeted for completion around June 1999 will see further nodes connected in London and possibly New York. These nodes are not yet confirmed but they will add extra resilience to the system, particularly for access points for customer's local tails. This is still subject to board approval on a presentation from C&W USA Inc. and C&W in the UK.

Should phase 4 be approved, the likely new C&W nodes would be Thameside (London Docklands) in the UK and another floor of the 111/8th Ave. or 60 Hudson Street building in New York.

3    NETWORK TOPOLOGY

3.1  INTRODUCTION

To achieve the required resilience and availability performance objective guaranteed of 99.9999 % (excluding failures due to external aggression), the Gemini system has no single point of failure, and comprises three dual interlinked SDH rings.

     a) A 'terrestrial' UK ring linking London with the two UK cable landing sites (Lands End and Oxwich Bay)

     b) A 'wet' ring linking two UK cable stations with the two US cable stations.

     c) A 'terrestrial' USA ring linking New York with the 2 USA cable stations (Mannesquan and Charlestown).

Each of the SDH rings has an equipped capacity of 20 Gbit/s made up of 8 individual 2.5 Gbit/s optical paths using WDM techniques. The 'wet' ring has a design capacity of 30 Gbit/s and the 'dry' rings are expandable to a similar level. The provision of 2 cable stations in both USA and UK has enabled a geographic separation of typically 500 kms between the two transatlantic cables. This is a particular significance in the shallow water approaches, where it is not unknown for a vessel to damage several cables in a small area (e.g. by dragging its anchor in a storm).

Gemini differs from all other known existing and planned transatlantic cable systems in that it employs SDH loop technology to interlink the three rings using Drop and Continue, Add Drop Multiplexers (ADM). The ADM's broadcast the signal from the entry point both ways round the ring, At both exit points, the best of two received signals is transferred across onto the next ring. As a result, the network is resilient and could be subjected to multiple cable and node failures without loss to service to customer traffic. At the same time, the simplicity of the protection arrangement affords very fast switching (under 50 mSec) without the need for complex path monitoring.

As a result of this high level of resilience, the Gemini engineers calculate that the downtime (owing to electrical failure) of the network, totalled over the 25 years of its design life, will be less than 15 minutes, an availability of better than 99.9999%.

The overall system is managed on an end to end basis by Gemini Network Operations Centre (GNOC) which is located at Manasquan, New Jersey.

3.2  LAND BASED RINGS IN THE USA & UK.

The terrestrial infrastructure is provided by Cable & Wireless Communications in the UK and Worldcom Inc. in the USA. Both parties use WDM technology to provide multiple 2.5GB/s optical paths, some of which are dedicated to Gemini. The performance of the 2.5GB/s optical pipes is specified to enable the Gemini end-to-end performance objectives to be achieved.

The 2.5 Gbit/s optical pipes terminate on Alcatel 1664 SM ADM's at the cable stations and City Offices. The ADM's enable network access at VC4 level, and also provide network resilience through Drop and Continue capability at each network node.

The USA & UK Backhaul transmission paths are geographically diverse and totally independent in order to minimise the risk of simultaneous failure of multiple transmission paths, and shall be at a minimum.

- use commercially reasonable efforts to maintain horizontal separation between transmission paths of not less than 100 metres (except to the extent necessary to enter a Backhaul Interface Point facility or Cable Station;

-    not cross any other backhaul transmission path;

- maintain route diverse entrance facilities to Backhaul interface point facilities and Cable stations, including risers and interior cable / conduit routing to terminal equipment.

3.3  THE WET RING

The two transatlantic links (Gemini South and Gemini North) use submarine cable technology supplied by Alcatel Submarine Networks.

Gemini South runs from Porthcurno, Cornwall in the UK to Manasquan, New Jersey in the USA, and is approximately 6,250 kms in length.

Gemini North runs from Oxwich Bay, South Wales in the UK to Charlestown, Rhode Island in the USA, and is approximately 5,850 kms in length.

Linking the cable stations to complete the rings are two terrestrial links between Porthcurno and Oxwich Bay in the UK, and similarly between Charlestown and Mannesquan in the USA.

The submarine cable is Alcatel OAL 21.5mm slotted core cable comprising of a central copper core enclosing 4 non-dispersion shifted optical fibres operating in the 1560 km window. (attenuation typically around 0.2 Db/KM). The fibres are loosely held in a slotted core former, with slack to provide protection in the event of strain. The slotted core is encased in a special compound which prevents significant water penetration up to the copper tube in the unlikely event of a cable break. The central copper tube provides several functions:

a) electrical conductor to feed power from the terminal stations to the submerged amplifiers.

b)   resistance to the hydrostatic pressure (up to 4 tonnes/square inch)

c)   prevention of the ingress of hydrogen.

Also within the copper tube are torsionally balanced high tensile steel wires, which provide the cables tensile strength, which is critical during laying and recovery. The copper tube is surrounded by a polythene screen that acts as an electrical insulator. The overall diameter is just over 2cms.

In shallow waters (less than 2000 meters) armouring wires are applied to provide greater protection against external damage (e.g. trawlers). The amount of armouring used reflects the risk of damage. Too much armour leads to excessive cost and weight. Too little armour could lead to excessive downtime due to external hits.

To compensate for the optical attenuation of the fibres, it is necessary to incorporate optical amplifiers periodically along the route. The spacing of the optical amplifiers is determined by the signal to noise requirements of the system, and hence the ultimate bandwidth. Gemini south uses Alcatel R1 submerged repeaters, spaced approximately 60 kms apart and Gemini north uses Alcatel R3 submerged repeaters, spaced approximately 70 k.s apart. This will enable a capacity of at least 30 Gbit/s, comprising 6 x 2.5 Gbit/s paths (line rate 2.7 Gbit/s including FEC) assembled using WDM techniques. The amplifiers are assembled in ultra clean conditions, using specially screened components, to achieve the system specification of no more than 3 electronic failures in 25 years. Electrical power is fed into the amplifiers using approx. 1.2 Amps constant current generators in the terminal stations. End to end system voltage is just under 1OKv.

The terminal equipment uses Alcatel Wave Division Multiplex (WDM) Submarine Line Terminal Equipment (SLTE) (N."B"- South is initially installed as a 1+1 5GB/s system, but will be upgraded to WDM late 1998/early 1999)

Alcatel Power Feed Equipment (PFE) is used to provide constant current to the submerged repeaters. PFE is used to power the submerged section of the system which includes the optical amplifiers.

5    NETWORK MANAGEMENT

The Gemini network is managed from the Gemini Network Operations Centre (GNOC) in Manasquan. The GNOC is staffed 7 x 24 and also provides the fault reporting point (FRP) and restoration control office (RCO).

Network Management is achieved using an Alcatel platform and integrates:

i)   1353 SN to monitor the submarine link

ii)  1353 SH to monitor the network elements SDH paths

iii) 1354 RM to provide traffic management

The network management system is based on a UNIX platform using HP Open View products. Amongst its end to end management functions are:

-    configuration management

-    fault management

-    city office to city office performance management

-    security management

6    OPERATIONS AND MAINTENANCE

The Gemini submerged plant will be maintained within the Atlantic Cable Maintenance Agreement (ACMA). This agreement currently provides access for cable owners to 6 cableships equipped for cable repairs. The cable ships are based in the UK, France, Spain, Bermuda, USA and Caribbean to provide maximum geographic spread. The ships can be equipped with remote submersibles that assist with recovery and reburial should failures occur in plough buried sections. We have a target burial depth of 60cms and have endeavored to bury down to water depths of 1500 metres on European shelf and 1000 metres on USA shelf (the difference is due to the softness and gradients of the two shelves).

RESTORATION

Since Gemini has a self-healing ring architecture, the first choice restoration path is in-system.

Prior to loop completion (late 1998) Gemini has negotiated external restoration capacity with the owners of TAT 12/13 and CANTAT-3/CANUS cable systems. C&W will provide the funding for this out-of system restoration until internal restoration of Gemini is fully up and running.

Gemini is investigating possible emergency restoration arrangements in the unlikely event of simultaneous failure of both submarine links.


7    GEMINI CAPACITY SPECIFIC TO THE PURCHASER

The Purchaser has access rights to the 1st STM-1 capacity as defined in
Section 2A, 3.

                                                                      SECTION 2A
                                                                         ANNEX 2



               NETWORK SCHEMATIC FOR THE GEMINI NETWORK CAPACITY


                                     [MAP]

                                   SECTION 2B
                               SERVICE DEFINITION

                            UK LOCAL NETWORK CAPACITY

1    INTRODUCTION

This Section defines the UK Local Network Capacity being provided by C&W to the Purchaser

1.1 Electrical interfaces will be provided with the first STM-1 as described in this section. Optical Interfaces are described in this section and may be selected by the purchaser for subsequent STM-1's at time of activation for no extra cost.

1.2 1+1 protection is not available at time of activation of the first STM-1, however it will be provided by C&W at no extra cost by:-

     o    30-Nov-98 for ccts activated as optical interfaces

     o    28-Feb-98 for ccts activated as electrical interfaces

2    SCOPE

2.1 The UK Local Network Capacity includes all the fibre, hardware, software provided to support STM1 level connections between a single NDP in Bracknell (UK 1) and a single NDP in the Purchasers London "Telehouse" location and a single NDP in Bracknell (UK 1) and a single NDP location in the Purchasers London "COLT" location.

2.2 The provision of a second NDP at the UK end of the Gemini Network Capacity is subject to the approval of the C&W board. A decision on this issue is expected by early October 1998.

2.3 Reference should also be made to Section 2A - SERVICE DEFINITION - Gemini Network Capacity, which describes the Gemini Network Capacity, which will be interconnected to the UK Local Network Capacity to form the London - New York Network Capacity.

3    NETWORK DEMARCATION POINT (NDP) LOCATIONS

The NDP's for the UK Local Network Capacity are, subject to Clause 2.2, located as follows:-

UK 1

--------------------------------------------------------------------------------
Name                                         C&W - UK
--------------------------------------------------------------------------------
Street                                       Waterside Park, Longshot Lane
--------------------------------------------------------------------------------
ZIP                                          RG12 1XL
--------------------------------------------------------------------------------
City                                         Bracknell
--------------------------------------------------------------------------------
County                                       Berkshire
--------------------------------------------------------------------------------
Room                                         Comms
--------------------------------------------------------------------------------
Floor                                        Ground
--------------------------------------------------------------------------------
Suite
--------------------------------------------------------------------------------
Rack
--------------------------------------------------------------------------------
DDF Position
--------------------------------------------------------------------------------

LON 1 - TELEHOUSE

--------------------------------------------------------------------------------
Name                                        Telehouse
--------------------------------------------------------------------------------
Street                                      Coriander Avenue
--------------------------------------------------------------------------------
ZIP                                         E14 2AA
--------------------------------------------------------------------------------
City                                        London
--------------------------------------------------------------------------------
County                                      -
--------------------------------------------------------------------------------
Room                                        TFM 10
--------------------------------------------------------------------------------
Floor                                       3rd
--------------------------------------------------------------------------------
Row                                         10F
--------------------------------------------------------------------------------
Rack                                        A4
--------------------------------------------------------------------------------
Subrack                                     1
--------------------------------------------------------------------------------
DDF Position (Working)                      9 (Please leave enough spare cable
                                            within rack to reach all positions)
--------------------------------------------------------------------------------
DDF Position (Protection)                   11 (Please leave enough spare cable
                                            within rack to reach all positions)
--------------------------------------------------------------------------------
Connector Type (Provided by C&W)            1.6/5.6 Female Connectors
--------------------------------------------------------------------------------

LON 2 - COLT

--------------------------------------------------------------------------------
Name                                         Colt - City Forum
--------------------------------------------------------------------------------
Street                                       250 City Road
--------------------------------------------------------------------------------
ZIP                                          EC1V 2PU
--------------------------------------------------------------------------------
City                                         London
--------------------------------------------------------------------------------
County                                       -
--------------------------------------------------------------------------------
Room                                         City Forum Unit 2
--------------------------------------------------------------------------------
Floor                                        Ground
--------------------------------------------------------------------------------
Suite                                        TBA
--------------------------------------------------------------------------------
Rack                                         TBA
--------------------------------------------------------------------------------
DDF Position                                 TBA
--------------------------------------------------------------------------------

4    UK LOCAL NETWORK DESCRIPTION

A technical description of the UK Local Network Capacity is given in Annex 1 to this Section. A network schematic drawing of the UK Local Network Capacity is given Annex 2 to this Section-

NOTE:

o    UNDER PHASE 1,
THE FIRST STM-1 BETWEEN UK1 AND TELEHOUSE IS PROVIDED IN ACCORDANCE WITH THE TECHNICAL DESCRIPTION PROVIDED IN ANNEX 1 OF THIS SECTION. UNDER PHASE 2, THE INFRASTRUCTURE FOR FUTURE STM-1'S BETWEEN UK1 AND COLT IS PROVIDED IN ACCORDANCE WITH THE TECHNICAL IN ANNEX 1 OF THIS SECTION.

5    INTERFACE DEFINITIONS

5.1  PHYSICAL CONNECTIONS

The NDP for the UK Local Network Capacity will be the designated DDF at the locations identified in Clause 3.

5.2  INTERFACE SPECIFICATIONS

Both Optical and Electrical STM-1 interfaces will be available at the NDP, DDF.

OPTICAL TRIBUTARY INTERFACE SPECIFICATION

The STM-1 optical interface shall be compliant with ITU-T G 957 and G.825. The following types shall be available upon request:

                                  --------------
                                      TYPES
                                  --------------
                                   STM-1 S-1.1
                                  --------------
                                   STM-1 L-1.1
                                  --------------
                                   STM-1 L-1.2
                                  --------------

ELECTRICAL TRIBUTARY INTERFACE SPECIFICATION

The STM-1 electrical interface shall be compliant with ITU-T G 703 and G.825.

5.3  STM-1 FRAME STRUCTURE

The STM-1 frame structure shall be compliant with ITU-T G.707, 708, 709 and ETSI.

6    PROTECTION

6.1  PROTECTION SCHEME

The protection scheme shall be SNC-P.

SWITCHING TIME

The switch time shall be compliant with G.783 (within 50 msec.)

6.2  SINGLE NODE ACCESS - INTRA-NODE INTERCONNECTION PROTECTION

The protection on the intra-node connection will be as follows:

6.2.1 OPTICAL INTERFACES

The linear multiplex section between STM-1 tributaries shall be protected with a 1+1 single ended APS.

6.2.2 ELECTRICAL INTERFACES

The linear multiplex section between STM-1 tributaries shall be protected with a 1+1 single ended APS.

6.2.3 SWITCHING TIME

The switch time shall be compliant with G.783 (within 50 msec.)

6.3  DUAL NODE ACCESS - INTRA-NODE INTERCONNECTION PROTECTION

The protection on the intra-node connection will include Ring Interconnection and Tributary Interconnection will be as follows:

6.3.1 RING INTERCONNECTION

The ring interconnection between the Gemini Network Capacity and the Purchasers UK Local Network Capacity shall be based on Dual Node Interconnection by Drop and Continue (ITU-T G.842).

6.3.2 TRIBUTARY PROTECTION

The STM-1 electrical tributaries shall be protected N:1 in the case of no interconnection protection.

6.3.3 SWITCHING TIME

The switching time shall be within 100 msec.

7    SYNCHRONISATION DISTRIBUTION

The synchronization delivered at the STM-1 interface at UK Local Network Capacity side of the interface shall be G.811 traceable.

The SSMB output is desirable but not mandatory.

                             CONFIDENTIAL TREATMENT

                                                                      SECTION 2B
                                                                         ANNEX I

NETWORK SCHEMATIC FOR THE UK LOCAL NETWORK CAPACITY

INTRODUCTION

The UK Local Capacity is a 1 + 1 diversely protected STM-1 connecting the Gemini Capacity at Bracknell to the Purchasers DDF at Telehouse. FOR CLARITY, 1 + 1 DIVERSELY PROTECTED CIRCUIT INDICATES THAT TWO CIRCUITS WILL BE ALLOCATED ON COMPLETELY SEPARATE AND PHYSICALLY DIVERSE CABLE ROUTES WITH NO CROSSINGS. THE PRACTICAL MEANS OF ACHIEVING THIS IS DESCRIBED BELOW:-

NETWORK TOPOLOGY

The hardware used across the local Network Capacity will be a combination of Nortel & Alcatel equipment.

Nortel TN4X will be used to close the protection loop between Telehouse and Bracknell, and it will pass through Nortel TN16X equipment at the two SDN nodes being used, (likely to be Thamesside and Chart Street). All Nortel equipment is remotely managed out of our National Transmissions Operations Centre at Birmingham (NTOC).

At Bracknell, the traffic will be routed through our 4/3/1 Cross-Connect (Marconi MSH-84). The reason for this is to provide a testing and flexibility point and is the natural interface between CWC network and the Gemini network.

The Marconi MSH84 is also managed indirectly by the NTOC - who have visibility via the International Transmission Operations Centre (ITOC) systems at Bracknell, giving them full management capability and flexibility of all the international backhaul traffic.

SYNCLINK PREMIER

The ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## STM-1's will be provided under the standard "Synclink Premier" product banner. Synclink is a synchronous digital hierarchy (SDH) private circuit service, offering a significant improvement in capacity, reliability, flexibility and manageability compared to standard PDH circuits.

Circuit availability is guaranteed at 99.99% per annum. Data streams can be added or dropped without demultiplexing and remultiplexing all the streams on the bearer, making reconfiguration rapid and free from disruption. Synclink also has sophisticated end-to-end management and advanced performance monitoring facilities.

A Synclink private circuit is a dedicated, permanently open digital transmission channel of defined capacity between two points in the UK. Cable & Wireless provides a permanently open channel through the SDH network, and local loop connections from the nearest distribution node to each of the two connected sites.

Access is dual diverse (i.e. with two fibre pairs in separate ducts joining the network at separate nodes). Synclink circuits are open-port presented conforming to ETSI standards, equivalent to G.703.

The C&W SDH network is self-healing, and this is provided either on the trunk or end-to-end. In addition the C&W SDH network is designed in an interconnecting ring configuration.

No single point of failure exists, up to the ADM in your premises. FOR CLARITY 1 + 1 MEANS THAT EACH CIRCUIT WILL BE ALLOCATED ON COMPLETELY SEPARATE AND PHYSICALLY DIVERSE CABLE ROUTES WITH NO CROSSINGS.

                                                                      SECTION 2B
                                                                         ANNEX 2

NETWORK SCHEMATIC FOR THE UK LOCAL NETWORK CAPACITY




                                      [MAP]

                             CONFIDENTIAL TREATMENT



                                   SECTION 3A

                                 IMPLEMENTATION

                             GEMINI NETWORK CAPACITY

1    INTRODUCTION

This Section sets out the implementation phases and time-scales for the Gemini Network Capacity being provided by C&W to the Purchaser.

2    PHASES

The Phases relate to the basic network design, Phase 1 having only a single NDP in the USA and UK and Phase 2 having dual NDP's in both the USA and UK.

2.1  PHASE 1

Phase 1 provides for a single NDP in the UK (UK 1) and a single NDP in the USA (USA1 or USA2, to be confirmed within 14 days of contract signature).

KEY MILESTONES

--------------------------------------------------------------------------------
         ACTIVITY                                           DATE
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     On contract signature
FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------

2.2  PHASE 2

Phase 2 is not applicable for the Gemini Network Capacity, only the UK Local Network Capacity.

2.3  PHASE 3

Phase 3 provides for second NDP's in the UK (UK 1 & UK2) and second NDP's in the US (US1 and US2).

--------------------------------------------------------------------------------
         ACTIVITY                                           DATE
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------

                             CONFIDENTIAL TREATMENT



3    CALL OFF OF CAPACITY

(APPLICABLE ONLY IF THE ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## STM-1 CONTRACT IS, ENTERED INTO)

3.1  GENERAL

Following the Acceptance of the first STM1 connection, further STM-1s, up to a total of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## can be called-off irrespective of the completion status of Phase 3.

3.2  CALL-OFF PROCESS

The call-off process and leadtimes are given in the following table:

--------------------------------------------------------------------------------
         ACTIVITY                              TIMING
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              In accordance with Section 5A
--------------------------------------------------------------------------------

3.3  ANTICIPATED CALL-OFF ORDERS (BETWEEN NDP's)

--------------------------------------------------------------------------------------------------------------------
 CAPACITY TYPE                         QUANTITY                                 PROPOSED ACTIVATION
                                                                                DATE
--------------------------------------------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY         ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR                 FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##                  CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY         ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR                 FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##                  CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY         ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR                 FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##                  CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY         ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR                 FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##                  CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------------------------------------------

3.4  CALL-OFF ORDERING POINT

Richard Mountford
Cable & Wireless Communications Services Ltd.

26 Red Lion Square
London
WC1R 4HQ

Tel: + 44 171 528 3662
Fax + 44 171 528 3007

4    RE-CONFIGURATION OF STM-1 CONNECTIONS

4.1  RE-CONFIGURATION

The STM-1 Capacity can be re-configured between the NDP's in the USA and the NDP's in the UK on 24 hours notice.

4.2  RE-CONFIGURATION ORDER POINT

Richard Mountford
Cable & Wireless Communications Services Ltd.

26 Red Lion Square
London
WClR 4HQ

Tel: + 44 171 528 3662
Fax: + 44 171 528 3007

                               CONFIDENTIAL TREATMENT


                                   SECTION 3B

                                 IMPLEMENTATION

                            UK LOCAL NETWORK CAPACITY

1    INTRODUCTION

This Section sets out the implementation phases and time-scales for the UK Local Network Capacity being provided by C&W to the Purchaser.

2    PHASES

The Phases relate to the basic network design.

2.1  PHASE 1

Phase 1 provides for Local Network Capacity between an NDP in UK 1 and an NDP in the Purchaser's 'Telehouse' site.

KEY MILESTONES

--------------------------------------------------------------------------------
         ACTIVITY                                           DATE
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------

2.2  PHASE 2

Phase 2 provides for the provision of infrastructure between an NDP in UK1 and an NDP in the Purchaser's 'COLT' site, ready for activation of subsequent STM-1s.

--------------------------------------------------------------------------------
         ACTIVITY                                           DATE
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------

2.3  PHASE 3

Phase 3 relates to the Gemini Network Capacity only and provides for second NDP's in the UK (UK 1 & UK2) and second NDP's in the US (US1 and US2).

                             CONFIDENTIAL TREATMENT



3 CALL-OFF (APPLICABLE ONLY IF THE ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## X STM-1 CONTRACT IS ENTERED INTO)

3.1  GENERAL

Following the Acceptance of the first STM1 connection, further STM-1s, up to a total of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, can be called-off irrespective of the completion status of Phase 2.

3.2  CALL-OFF PROCESS

The order process and leadtimes are given in the following table:

--------------------------------------------------------------------------------
         ACTIVITY                     TIMING
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------

3.3  ANTICIPATED CALL-OFF ORDERS (BETWEEN NDP'S)

--------------------------------------------------------------------------------------------------------------------
 CAPACITY TYPE                         QUANTITY                                 PROPOSED ACTIVATION
                                                                                DATE
--------------------------------------------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY         ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR                 FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##                  CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY         ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR                 FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##                  CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY         ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR                 FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##                  CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------------------------------------------
##MATERIAL OMITTED AND SEPARATELY     ##MATERIAL OMITTED AND SEPARATELY         ##MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR             FILED UNDER A REQUEST FOR                 FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT##              CONFIDENTIAL TREATMENT##                  CONFIDENTIAL TREATMENT##
--------------------------------------------------------------------------------------------------------------------

3.4  CALL-OFF ORDERING POINT

Richard Mountford
Cable & Wireless Communications Services Ltd.

26 Red Lion Square
London
WC1R 4HQ

Tel: + 44 171 528 3662
Fax: + 44 171 528 3007

4    RE-CONFIGURATION OF STM-1 CONNECTIONS

4.1  RE-CONFIGURATION

The STM-1 Capacity can be re-configured between the NDP's in the USA and the NDP's in the UK, on 24 hours notice.

4.2  RE-CONFIGURATION ORDERING POINT

Richard Mountford
Cable & Wireless Communications Services Ltd.

26 Red Lion Square
London
WC1R 4HQ

Tel: + 44 171 528 3662
Fax: + 44 171 528 3007

                                   SECTION 4A
                             SERVICE LEVEL AGREEMENT

                             GEMINI NETWORK CAPACITY

1    INTRODUCTION

This Section sets out the performance and availability expected of the Gemini Network Capacity.

2    AVAILABILITY

The availability performance objective of the Gemini Network Capacity, is 99.9999% (excluding failures due to external aggression). Expected availability will be in accordance with ITU-T G826.

3    UNAVAILABLE TIME

Unavailable Time begins at the onset of 10 consecutive SES events, including the 10 second observation period, in accordance with ITU-T G826.

4    ALLOCATED PERFORMANCE OBJECTIVE

The Allocated Performance Objective for the Gemini Network Capacity is calculated in accordance with ITU-T M2101

--------------------------------------------------------------------------------
CAPACITY          PATH             DPL (24HOURS)        UPL (15 MINUTES)
                  ALLOCATION
--------------------------------------------------------------------------------
                  %                ES     SES    BBE    ES     SES      BBE
--------------------------------------------------------------------------------
VC4/STM1          8%               415    5      N/A    58     1        N/A
--------------------------------------------------------------------------------

5    HAND BACK FOR PROBLEM CORRECTION

When the performance of the Gemini Network Capacity drops below the agreed Service Levels set-out in this Section and associated ITU specifications, the Purchaser shall notify C&W accordingly. C&W will immediately use its best endeavors to rectify the problem and bring the Gemini Network Capacity back to the agreed services levels.

The Gemini Network Capacity is defined as being below the agreed Services Levels when:

The Gemini Network Capacity is unavailable as defined in Clause 3 of this schedule, or

The performance of the Gemini Network Capacity drops below the Allocated Performance Objectives defined in Clause 4 of this Schedule.

Where C&W are providing end to end capacity which includes the UK Local Network Capacity and Gemini Network Capacity if the end to end Service Levels drop below that of either the Gemini or UK Local Capacity, the conditions of this Clause 5 shall apply.

4    RESTORATION

The Availability and Performance figures given in this Section assume restoration within the Gemini Network Capacity. The Gemini Network Capacity is as described in Section 2A

                                   SECTION 4B
                             SERVICE LEVEL AGREEMENT

                            UK LOCAL NETWORK CAPACITY

1    INTRODUCTION

This Section sets out the performance and availability expected of the UK Local Network Capacity.

2    AVAILABILITY

The expected availability performance of the UK Local Network Capacity, is 99.99%, calculated on a calendar month basis and in accordance with ITU-T G826.

3    UNAVAILABLE TIME

Unavailable Time begins at the onset of 10 consecutive SES events, including the 10 second observation period, in accordance with ITU-T G826.

4    ALLOCATED PERFORMANCE OBJECTIVE

The Allocated Performance Objective for the UK Local Network Capacity is calculated in accordance with ITU-T M2101

--------------------------------------------------------------------------------
CAPACITY          PATH             DPL (24HOURS)        UPL (15 MINUTES)
                  ALLOCATION
--------------------------------------------------------------------------------
                  %                ES     SES    BBE    ES     SES      BBE
--------------------------------------------------------------------------------
VC4/STM1          2%               103    1      N/A    14     1        N/A
--------------------------------------------------------------------------------

5    HAND BACK FOR PROBLEM CORRECTION

When the performance of the Local Network Capacity drops below the agreed Service Levels set-out in this Section and associated ITU specifications, the Purchaser shall notify C&W accordingly. C&W will immediately use its best endeavors to rectify the problem and bring the UK Local Network Capacity back to the agreed services levels.

The UK Local Network Capacity is defined as being below the agreed Services Levels when:

The UK Local Network Capacity is unavailable as defined in Clause 3 of this schedule, or

The performance of the UK Local Network Capacity drops below the Allocated Performance Objectives defined in Clause 4 of this Schedule.

Where C&W are providing end to end capacity which includes the UK Local Network Capacity and Gemini Network Capacity if the end to end Service Levels drop below that of either the Gemini or UK Local Capacity, the conditions of this Clause 5 shall apply.

6    RESTORATION

The Availability and Performance figures given in this Section assume restoration within the UK Local Network Capacity. The UK Local Network Capacity is as described in Section 2A

                                   SECTION 5A
                              ACCEPTANCE PROCEDURES

                             GEMINI NETWORK CAPACITY

1    INTRODUCTION

This Section sets out the key acceptance principals to be observed for the initial capacity provision and for the provision of subsequent STM-1 capacity.

The parties agree to work together, retaining the principals setout in this Section, to produce and agree a set of Acceptance Procedures and Acceptance Criteria for the Gemini Network Capacity, within 14 days from the date of signature of this agreement.

2    ACCEPTANCE PROCEDURE

2.1 At least five working days prior to the date C&W intends to present an STM-1 for acceptance by the Purchaser, C&W shall inform the Purchaser of the Presentation Date and relevant interface information.

2.2 On presentation of the STM-1 capacity, C&W conducts and the Purchaser witnesses, the agreed Acceptance Tests. If the tests are successful the Purchaser will sign the Acceptance Certificate and return a copy to C&W, within five working days of the Presentation Date.

2.3 If the STM-1 capacity fails to meet the agreed Acceptance Criteria, C&W takes back the STM-1 capacity for rectification.

2.4 In the event of the circumstances outlined in 2.3, C&W will proceed to rectify the problem and re-present the STM-1 Capacity for acceptance, as setout in this Section 2 within a further 5 working days.

2.5 Following failure of an initial Stability Test, the Purchaser can demand a further 7 days Stability Test for the second and subsequent Acceptance Tests.

2.6 The signing of the Acceptance Certificate is the trigger for the payment process for the relevant STM-1 Capacity.

2.7 If the Purchaser fails to return the signed Acceptance Certificate or notify C&W that the STM-1 Capacity does not meet the agreed standards, within five working days of the Presentation Date, the Network capacity is deemed to have been Accepted by the Purchaser and the relevant payments become due.

3    KEY ACCEPTANCE CRITERIA

Successful achievement of the following key Acceptance Criteria will constitute Acceptance by the Purchaser of STM-1 Capacity.

3.1  QUALITY CHECK

Include as a minimum: Checks that the C&W interface equipment being interfaced and its installation meets accepted industry standards for physical and electrical safety and quality.

3.2  FUNCTIONAL TESTS

Include as a minimum the following tests:

          o    Interface standards

          o    Proper working of the protection scheme

          o    Switching time

          o    Alarm Generation

          o    Round trip delay

          o    Synchronisation compliance

3.3  STABILITY TEST (BIS TEST)

Include as a minimum the following tests:


--------------------------------------------------------------------------------
BRINGING INTO SERVICE (BIS) (ITU REC G.826) 7 DAYS
--------------------------------------------------------------------------------
CAPACITY          PATH             S1                   S2
                  ALLOCATION
--------------------------------------------------------------------------------
                  %                ES     SES           ES     SES
--------------------------------------------------------------------------------
STM1              8%               37     1             39     2
--------------------------------------------------------------------------------

The results of any BIS test shall be interpreted as follows:

Better than S1             - Acceptable
Between S1-S2              - To be retested
Worse than S2              - Not acceptable

4    ACCEPTANCE CERTIFICATE

The Form of Acceptance Certificate to be used in respect of Acceptance of Network Capacity is attached to this Section as Annex 1.

                                                                         ANNEX 1

                         FORM OF ACCEPTANCE CERTIFICATE

                           C&W/HERMES EUROPE RAILTEL

Acceptance Certificate

Introduction:

A.   On [       ] HER and C&W entered into an Agreement in respect of STM-1
     Capacity.

B.   C&W notified HER on [       ] that the STM-1 Capacity would be ready for
     Acceptance Testing on [       ]

C.   This said STM-1 Capacity was actually made ready for Acceptance Testing on
     [       ]

D.   HER has completed a satisfactory Acceptance Test.

E. This Certificate is being provided in accordance with the terms and using the definitions of the above mentioned agreements.

HER HEREBY CERTIFIES THAT, subject to any qualifications set out below, it has tested capacity and has demonstrated to the satisfaction of HER that:

1.   The Equipment, the Software and the [       ] have been supplied and
     completed in all respects in accordance with the [       ] and the
     [       ];

2. All requirements and performance levels required under any part of the Technical Specification are met; and

3. In all respects, the capacity performed in accordance with the agreed Acceptance Test and is formally Accepted for us by HER.

Qualification:

EITHER:

This Certificate is not qualified

OR

This Certificate is qualified in the following respects:

a)
b)
c)

Signed by                       Received and approved by

-----------------------         ------------------------

For HER                         For C&W
Date:                           Date:
     ------------------              -------------------

                                   SECTION 5B
                             ACCEPTANCE PROCEDURES
                           UK LOCAL NETWORK CAPACITY

     1.   INTRODUCTION
     This Section sets out the key acceptance principals to be observed for the initial capacity provision and for the provision of subsequent STM-1 capacity.

     The parties agree to work together, retaining the principals setout in this Schedule, to produce and agree a set of Acceptance Procedures and Acceptance Criteria for the UK Local Network Capacity, within 14 days from the date of signature of this agreement.

     2.   ACCEPTANCE PROCEDURE

     2.1 At least five working days prior to the date C&W intends to present an STM-1 for acceptance by the Purchaser, C&W shall inform the Purchaser of the Presentation Date and relevant interface information.

     2.2 On presentation of the STM-1 capacity, C&W conducts and the Purchaser witnesses, the agreed Acceptance Tests. If the tests are successful the Purchaser will sign the Acceptance Certificate and return a copy to C&W, within five working days of the Presentation Date.

     2.3 If the STM-1 capacity fails to meet the agreed Acceptance Criteria, C&W takes back the SMT-1 capacity for rectification.

     2.4 In the event of the circumstances outlined in 2.3, C&W will proceed to rectify the problem and re-present the STM-1 Capacity for acceptance, as setout in this Section 2 within a further 5 working days.

     2.5 Following failure of an initial Stability Test, the Purchaser can demand a further 7 days Stability Test for the second and subsequent Acceptance Tests.

     2.6 The signing of the Acceptance Certificate is the trigger for the payment process for the relevant STM-1 Capacity.

     2.7 If the Purchaser fails to return the signed Acceptance Certificate or notify C&W that the STM-1 Capacity does not meet the agreed standards, within five working days of the Presentation Date, the Network capacity is deemed to have been Accepted by the Purchaser and the relevant payments become due.

3.   KEY ACCEPTANCE CRITERIA

Successful achievement of the following key Acceptance Criteria will constitute Acceptance by the Purchaser of STM-1 Capacity.

3.1  QUALITY CHECK

Include as a minimum:-Checks that the C&W interface equipment being interfaced and its installation meets accepted industry standards for the physical and electrical safety and quality.

3.2  FUNCTIONAL TESTS

Include as a minimum the following tests:-
     *Interface standards
     *Proper working of the protection scheme
     *Switching time
     *Alarm Generation
     *Round trip delay
     *Synchronisation compliance

3.4  STABILITY TEST (BIS TEST)

Include as a minimum the following tests:

BRINGING INTO SERVICE (BIS) (ITU REC G.826) 7 DAYS


--------------------------------------------------------------------------------
CAPACITY       PATH                     S1                  S2
               ALLOCATION
--------------------------------------------------------------------------------
                 %                      ES        SES       ES        SES
--------------------------------------------------------------------------------
 STM1            2%                     4         1         5         1
--------------------------------------------------------------------------------

The results of any BIS test shall be interpreted as follows:
Better than S1      -Acceptable
Between S1-S2       -To be retested
Worse than S2       -Not acceptable

4.   ACCEPTANCE CERTIFICATE

The Form of Acceptance Certificate to be use in respect of Acceptance of Network Capacity is attached to this Section as Annex 1.

                                                                         ANNEX 1

                         FORM OF ACCEPTANCE CERTIFICATE

                           C&W/HERMES EUROPE RAILTEL

Acceptance Certificate

Introduction:

A.   On [       ] HER and C&W entered into an Agreement in respect of STM-1
     Capacity.

B.   C&W notified HER on [       ] that the STM-1 Capacity would be ready for
     Acceptance Testing on [       ]

C.   This said STM-1 Capacity was actually made ready for Acceptance Testing on
     [       ]

D.   HER has completed a satisfactory Acceptance Test.

E. This Certificate is being provided in accordance with the terms and using the definitions of the above mentioned agreements.

HER HEREBY CERTIFIES THAT, subject to any qualifications set out below, it has tested capacity and has demonstrated to the satisfaction of HER that:

1.   The Equipment, the Software and the [       ] have been supplied and
     completed in all respects in accordance with the [       ] and the
     [       ];

2. All requirements and performance levels required under any part of the Technical Specification are met; and

3. In all respects, the capacity performed in accordance with the agreed Acceptance Test and is formally Accepted for us by HER.

Qualification:

EITHER:

This Certificate is not qualified

OR

This Certificate is qualified in the following respects:

a)
b)
c)

Signed by                       Received and approved by

-----------------------         ------------------------

For HER                         For C&W
Date:                           Date:
     ------------------              -------------------

                                   SECTION 6A
                      OPERATIONS AND MAINTENANCE PROCEDURES

                             GEMINI NETWORK CAPACITY

1    INTRODUCTION

This Section sets out the key O&M principals to be observed for the initial capacity provision and for subsequent STM-1 capacity.

The parties agree to work together, retaining the principals setout in this Schedule, to produce and agree a set of O&M procedures for the Gemini Network Capacity, within 14 days from the date of signature of this agreement.

2    C&W / PURCHASER INTERACTION

2.1  INTRODUCTION

This section describes how C&W and the Purchaser will interact for maintenance of Gemini Network Capacity.

2.2  FAULT REPORTING

Upon detection of a problem on one of the STM-1's the Purchasers NOC will contact the C&W NOC and request their follow-up. The following information will at least be exchanged:

          o    Circuit identification

          o    Description of the fault

          o    Time of occurrence

          o    Section involved - if known

          o    HER and C&W fault reference number

          o    Contact names and telephones

As confirmation the Purchasers NOC will fax the C&W NOC a description of the problem.

2.3  PROBLEM STATUS UPDATES

During the fault resolution process the C&W NOC will endeavour to inform the Purchasers NOC at least every 60 minutes about the progress on the problem resolution.

2.4  FAULT CLEARANCE

After a problem is solved, C&W will fax the Purchasers NOC=within one working day - a Trouble Closure report which will contain at least the following information:

          o    HER and C&W Trouble Ticket numbers

          o    Description of the problem and the actions taken

          o    A BERT printout STM-1 Capacity - if Possible

          o    Any documentation / reports issued by Gemini

If there are any discrepancies in this closure report C&W will fax these within one working day to the Purchasers NOC.

2.5  FAULT HISTORY

At both the Purchasers and C&W's history records of maintenance activities will be stored in their own problem database. Retention periods for fault history will be one year.

2.6  ESCALATION

In case the progress on the repair is inadequate the Purchaser can escalate this within the C&W organisation. At least 3 Escalation contacts are available and kept informed 24 hrs/day. The following escalation levels and timers will be used:

1st level          NOG Supervisor                               1 hour
2nd level          Manager International Operations             4 hour
3rd level          Manager Transmission Operations              8 hours
4th level          Director Network Operations                 24 hours
5th level          Director Operations                         48 hours

2.7  INCIDENT REPORTS

If one of the STM-1 Capacities was unavailable for longer than 8 hours a post-mortum report will be issued by C&W describing the nature of the problem, the solution and actions to be taken to prevent re-occurrence.

The report will be issued within three working days after the problem occurred.

2.8  PLANNED WORKS

All information related to the planned activities are exchanged between the Purchasers NOC and the C&W NOC.

The following timing will be respected:

          1. Advance notice given by fax 30 days in advance for service affecting works

          2.   The Purchaser will confirm notification within 1 working day

          3. On the day of the planned activities, at least 1 hour before the start, the C&W NOC will contact the Purchasers NOC and will reconfirm the activities to continue as planned.

          Emergency planned works with notification less than 30 days will be accepted if the reason for the works are beyond C&W's reasonable control.

                                   SECTION 6B
                      OPERATIONS AND MAINTENANCE PROCEDURES

                            UK LOCAL NETWORK CAPACITY

1    INTRODUCTION

This Section sets out the key O&M principals to be observed for the initial capacity provision and for subsequent STM-1 capacity.

The parties agree to work together, retaining the principals setout in this Section, to produce and agree a set of O&M procedures for the UK Local Network Capacity, within 14 days from the date of signature of this agreement:

2    C&W/PURCHASER INTERACTION

2.1  INTRODUCTION

This section describes how C&W and the Purchaser will interact for maintenance of UK Local Network Capacity.

2.2  FAULT REPORTING

Upon detection of a problem on one of the STM-1 the Purchasers NOC will contact the C&W NOC and request their follow-up. The following information will at least be exchanged:

         o Circuit identification

         o Description of the fault

         o Time of occurrence

         o Section involved - if known

         o HER and C&W fault reference number

         o Contact names and telephones

As confirmation the Purchasers NOC will fax the C&W NOC a description of the problem.

2.3  PROBLEM STATUS UPDATES

During the fault resolution process the C&W NOC will endeavour to inform the Purchasers NOC at least every 60 minutes about the progress on the problem resolution.

2.4  FAULT CLEARANCE

After a problem is solved, the C&W Customer Care Department will fax the Purchasers NOC - within one working day - a Trouble Closure report which will contain at least the following information:

          o    HER and C&W Trouble Ticket numbers

          o    Description of the problem and the actions taken

          o    A BERT printout STM-1 Capacity - If Possible

          o    Any documentation / reports issued by Gemini

If there are any discrepancies in this closure report C&W will fax these within one working day to the Purchasers NOC.

2.5  FAULT HISTORY

At both the Purchasers and C&W's history records of maintenance activities will be stored in their own problem database. Retention periods for fault history will be one year.

2.6  ESCALATION

In case the progress on the repair is inadequate the Purchaser can escalate this within the C&W organisation. At least 3 Escalation contacts are available and kept informed 24 hrs/day. The following escalation levels and timers will be used:

         1st level         NOC Supervisor                          1 hour
         2nd level         Manager International Operations        4 hour
         3rd level         Manager Transmission Operations         8 hours
         4th level         Director Network Operations            24 hours
         5th level         Director Operations                    48 hours

2.7  INCIDENT REPORTS

If one of the STM-1 Capacities was unavailable for longer than 8 hours a post mortum report will be issued by C&W describing the nature of the problem, the solution and actions to be taken to prevent re-occurrence.

The report will be issued within three working days after the problem occurred.

2.8  PLANNED WORKS

All information related to the planned activities are exchanged between the Purchasers NOC and the C&W NOC.

The following timing will be respected:

          1. Advance notice given by fax 30 days in advance for service affecting works

          2.   The Purchaser will confirm notification within 1 working day

          3. On the day of the planned activities, at least 1 hour before the start, the C&W NOC will contact the Purchasers NOC and will reconfirm the activities to continue as planned.

          Emergency planned works with notification less than 30 days will be accepted if the reason for the works are beyond C&W's reasonable control.



                         END OF TECHNICAL SPECIFICATION